                                                                Exhibit 10.02



                                  AMENDMENT TO
                    REVOLVING CREDIT AND SECURITY AGREEMENT




                                    between



                            TERRANO CORPORATION, AND
                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                   "Borrower"



                                      and



                      FIRST UNION NATIONAL BANK OF FLORIDA
                                     "Bank"




                            Dated: February 9, 1995

              AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT



        THIS AMENDMENT, dated as of February 9, 1995, of that certain Revolving Credit and Security Agreement, dated October 12, 1994 (the "Agreement"), between TERRANO CORPORATION, a Nebraska corporation ("Terrano") and DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation ("Dynamic") (collectively, the "Borrower"), and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Lender").

                              W I T N E S S E T H:

        WHEREAS, the Borrower has certain outstanding obligations to Lender pursuant to a revolving line of credit loan in the principal amount of up to $4,000,000.00 (the "Loan"), evidenced, among other things, by the Agreement and by a Promissory Note, dated October 12, 1994, made by Borrower in favor of Lender; and

        WHEREAS, the Borrower and the Lender desire to amend certain of the terms of the Loan and the Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

        1. Unless otherwise expressly provided herein, all capitalized terms will have the same meanings as stated in the Agreement.

        2. Section 1.1 of the Agreement is hereby amended to modify certain Defined Terms, which hereinafter shall have the following meanings:

                "Collateral" means all assets of the Borrower, wherever located and whether now owned by Borrower or hereafter acquired, including without limitation the following: (a) all General Intangibles subject to any valid license agreements; (b) all Accounts, Contracts, and Chattel Paper and any other instrument or intangible representing payment for goods or services; (c) all Equipment; (d) all funds in the Special Loan Account or otherwise on deposit with or under the control of the Lender or its agents or correspondents, if any; (e) an assignment of all copyrights, patents and trademarks; (f) all software, including but not limited to all right, title and ownership interest in software programs, related software and modules, and all related documentation and material expressions of software, (including but not limited to all enhancements, object codes, screens, formats, user-definable programs, source code listings, source code tapes, work product, programming and systems documentation, product descriptions, user reference manuals, technical manuals, computer operating instructions, design and development specifications); (h) all agreements with customers and licensees; and
        (i) all parts,
        replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located. Collateral shall include all written or electronically recorded records relating to any such Collateral and other rights relating thereto.

                "Loan Documents" shall mean this Agreement, any other Security Agreement, any Note, the Advance Requests, any letter of credit issued by Lender for Borrower and any agreement related thereto, UCC-1 financing statements (as amended), and all other agreements, documents and instruments now or hereafter evidencing, describing, securing, or relating to the Indebtedness contemplated hereby or delivered in connection herewith as they may be modified.

                "Maximum Loan Amount" shall mean $3,500,000.00.

        3. Section 3, relating to the Loan, is hereby amended by adding the following Section 3.9:

        3.9  Letters of Credit

                a. At its discretion the Lender may from time to time issue, extend or renew letters of credit for the account of the Borrower or its Subsidiaries. The availability of Advances under the Revolving Loan shall be reduced by outstanding obligations of the Lender under any letters of credit. All payments made by the Lender under any such letters of credit (whether or not the Borrower is the account party or drawer) and all fees, commissions, discounts and other amounts owed or to be owed to the Lender in connection therewith, shall be deemed to be Advances under the Revolving Note, shall be secured by the Collateral, and shall be repaid on demand. The Borrower shall complete and sign such applications and supplemental agreements and provide such other documentation as the Lender may require. The form and substance of all letters of credit, including expiration dates, shall be subject to the Lender's approval. The Lender may charge a fee or commission for issuance, renewal or extension of a letter of credit. The Borrower unconditionally guarantees all obligations of any Subsidiary with respect to letters of credit issued by the Lender for the account of such Subsidiary. If the Lender should demand payment of the Revolving Loan, the Borrower shall, on demand, deliver to the Lender good funds equal to 100% of the Lender's maximum liability under all outstanding letters of credit to be held as cash collateral for the Borrower's reimbursement obligations to Lender and other Indebtedness. Unless the parties otherwise agree in writing, the Borrower shall be obligated, without demand, to make cash payment to the Lender within two (2) business days of a sum sufficient to reimburse Lender for any payment made by Lender under a letter of credit, plus interest at the rate stated in the Note.

                b. In order to induce Lender to issue letters of credit, the Borrower agrees that neither Lender nor its correspondents or agents shall be liable or responsible for, and the Borrower's unconditional obligation to reimburse Lender for the obligations shall not be affected by, any event or circumstance, including without limitation: (i) the validity, enforceability, genuineness or sufficiency of documents or of any endorsement thereon existing in connection with any letter of credit even if such documents should in fact prove in any or all respects to be invalid, unenforceable, insufficient, fraudulent or forged; (ii) any breach of contract or other dispute between the Borrower and any beneficiary of a letter of credit; (iii) payment by the Lender upon presentation of a draft or documents which do not comply in any respect with the terms of such letter of credit; (iv) loss of or damage to any collateral; (v) the invalidity or insufficiency of any endorsements; (vi) delay in giving or failure to give notice of arrival or any other notice; (vii) failure of any instrument to bear any reference or adequate reference to the letter of credit or to documents to accompany any instrument at negotiation; or
        (viii) failure of any person to note the amount of any payment on the reverse of the letter of credit or to surrender or take up the letter of credit or to forward documents in the manner required by the letter of credit; or (ix) any other matter whatsoever excepting only with respect to each of the foregoing items the gross negligence or willful misconduct of the Lender or its agent. The Borrower agrees that any action taken or permitted to be taken by the Lender or its agent under or in connection with any letter of credit, including related drafts, documents, or property, unless constituting gross negligence or willful misconduct on the part of the Lender or its agent, shall be binding on the Borrower and shall not create any resulting liability to the Borrower on the part of the Lender or its agent. The Borrower will immediately examine (a) a copy of the letter of credit (and of any amendments thereof) sent to it by the Lender or its agent, and (b) all instruments and documents delivered to it from time to time by the Lender or its agents, and the Borrower will immediately notify the Lender in writing of any claim or irregularity.

                c. Any letter of credit issued hereunder shall be governed by the Uniform Customs of Practice for Documentary Credit (1983 Rev.), International Chamber of Commerce Publication No. 400, as revised from time to time, except to the extent that the terms of such publication would limit or diminish rights granted to the Lender hereunder or in any other Loan Document.

        4. Section 6, relating to Default, is hereby amended by modifying Sections 6.1(b) and (d) to read as follows:

                (b) There shall occur any default by the Borrower in the payment, when due, of any principal of or interest on the Note, of any amounts due hereunder, of any reimbursement obligation of the Borrower pursuant to Section 3.9 with respect to, or for amounts paid by the Lender under, any letter of credit, of any amounts due under any other Loan Document, or of any other Indebtedness (not cured within any grace period provided in such Note or in the document or instrument evidencing such Indebtedness);

        (d) There shall occur any default by Borrower in any other obligation now or hereafter owed by the Borrower or any Subsidiary to the Lender which is not cured within any period of grace provided therein, or there shall occur any default by Borrower under any obligation in excess of $25,000 owed to any other obligee, and Borrower is not diligently pursuing in good faith a defense to such default, which default entitles the obligee to accelerate any such obligations or exercise other remedies with respect thereto, or there shall occur a default by Borrower under any lease of real property which Borrower occupies and uses in the conduct of its business and which default shall not have been cured within any period of grace provided therein.

        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to the Revolving Credit and Security Agreement to be duly executed under Seal as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                                "BORROWER"

                                        TERRANO CORPORATION, a Nebraska
                                        Corporation



/s/ Sig Illegible                       By: /s/ Mitchel J. Laskey
- --------------------------------            ----------------------------
Name:  Illegible                                President

/s/ MARGARET A. REIMAN
- --------------------------------                 (CORPORATE SEAL)
Name: Margaret A. Reiman
                                                        and

                                        DYNAMIC HEALTHCARE TECHNOLOGIES,
                                        INC., a Florida corporation

/s/ JAMES R. CONNORS                     By: /s/ Mitchel J. Laskey
- --------------------------------            -----------------------------
Name: James R. Connors                           President


/s/ MARGARET A. REIMAN
- --------------------------------                 (CORPORATE SEAL)
Name: Margaret A. Reiman

                                                   "LENDER"

                                        FIRST UNION NATIONAL BANK OF
                                        FLORIDA, a national banking
                                        corporation



/s/ MARGARET A. REIMAN                  By: /s/ ANTHONY HOLMES
- --------------------------------           ------------------------------
Name: Margaret A. Reiman                   Vice President


/s/ JAMES R. CONNORS
- --------------------------------                 (CORPORATE SEAL)
Name: James R. Connors

STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 9th day of February, 1995, by Mitchell L. Haskey as President of TERRANO CORPORATION, a Nebraska corporation, on behalf of the corporation. He is personally known to me or produced ________________________ as identification and did not take an oath.

/s/  Margaret A. Reiman
- -----------------------------
Name of Notary:  Margaret A. Reiman
NOTARY PUBLIC, STATE OF FLORIDA                         (CORPORATE SEAL)
Commission Number: CC 374528
My Commission Expires: June 25, 1998

STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 9th day of February, 1995, by Mitchell L. Laskey as President of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or produced __________________________ as identification and did not take an oath.



/s/ Margaret A. Reiman
__________________________________

Name of Notary: Margaret A. Reiman
NOTARY PUBLIC, STATE OF FLORIDA         Notary Seal      MARGARET A. REIMAN
Commission Number:________________                   MY COMMISSION # CC 374528
My Commission Expires:____________                    EXPIRES: June 25, 1998
                                          Bonded Thru Notary Public Underwriters



STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 9th day of February, 1995, by L. Anthony Holmes as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the corporation. He is personally known to me or produced __________________________ as identification and did not take an oath.



/s/ Margaret A. Reiman
__________________________________

Name of Notary: Margaret A. Reiman
NOTARY PUBLIC, STATE OF FLORIDA         Notary Seal      MARGARET A. REIMAN
Commission Number:________________                   MY COMMISSION # CC 374528
My Commission Expires:____________                    EXPIRES: June 25, 1998
                                          Bonded Thru Notary Public Underwriters